Merrill Lynch Investment Managers


Semi-Annual Report

April 30, 2001


Merrill Lynch
Growth Fund



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper#10481-4/01




MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


Merrill Lynch Growth Fund modestly underperformed the unmanaged Standard & Poor's (S&P)/ Barra Growth Index for the six-month period ended April 30, 2001. The Fund's Class A and Class B Shares declined 23.79% and 24.20%, compared to an Index return of -23.08%. For the 12 months ended April 30, 2001, the Fund's Class A and Class B Shares declined 28.61% and 29.34%, which compared to the 29.16% decline posted by the Index. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.)

Analyzing Investment Performance
The Fund's recent performance would be disappointing if not for the outperformance achieved during the prior year. In our view, if we can outperform an appropriate passive benchmark such as the S&P Barra Growth Index over the longer term, we have added value as an active investment manager.

As discussed in our last report to shareholders, when we compare the Fund's investment results to those of the unmanaged S&P/Barra Growth Index, we do so in five different ways:

1. If a stock we own performs well--whether it is or is not included in the S&P/Barra Growth Index--it is a positive for the Fund's performance. If the stock is in the Index, it provides outperformance to the Fund only insofar as we have overweighted it.

2. If a stock that we do not own performs poorly--and it is included in the S&P/Barra Growth Index--then it is a positive for the Fund's performance. The outperformance will be lessened if we merely underweight the stock relative to the Index instead of not owning it at all.

3. If a stock that we own performs poorly--whether it is or is not included in the S&P/Barra Growth Index--it is a negative for the Fund's performance. If the stock is included in the Index, the under-performance will be magnified if we overweight the stock relative to the Index and lessened if we underweight the stock relative to the Index.

4. If a stock that we do not own performs well--and it is included in the S&P/Barra Growth Index--then it is a negative for the Fund's performance. This underperformance will be lessened if we underweight the stock relative to the Index.

5. If a stock that we do not own performs well--even if it is not included in the S&P/Barra Growth Index--then it is a negative for the Fund's performance, so long as this stock was an appropriate candidate for inclusion in the Fund.

Benefiting the Fund's recent performance were our positions in Citigroup Inc., Pharmacia Corporation and Lowe's Companies, Inc. At the same time, having a slightly increased cash position provided some cushion against the decline in stock prices. Also positive was our avoidance of investments in Sun Microsystems, Inc., Oracle Corporation and Broadcom. Our decision to underweight Cisco Systems, Inc. in the portfolio also improved performance relative to the S&P/Barra Growth Index.

Unfortunately, these positive investment decisions were offset by a few large "errors of commission;" specifically, our large investments in Corning Incorporated, Solectron Corporation, Sanmina Corporation and McLeodUSA Incorporated. All of these stocks experienced negative returns during the past six months, much more than the 23% decline in our benchmark index during the period.

When we invested in these companies, we believed that their growth prospects would prove to be both large and enduring. Their shares were somewhat expensive, but not out of line compared to other companies with sustainable growth prospects. In retrospect, they did not fulfill their growth prospects. Last year, companies could not forecast their results because they had more business than they had ever seen before. This year, companies cannot forecast their results because their customers are either no longer in existence or are so uncertain about their own business that they hesitate to place any orders. Most of these companies are in the field of technology, especially communications technology. The business outlook in this area seems to be changing so rapidly that even insiders have difficulty gauging prospects for their companies.

Assessing Growth Prospects
This environment poses a real challenge for growth investors today. Even those involved in the businesses have no idea about order volume trends and pricing (the combination of which gives us revenues)--and have no clear projections for them over the next several quarters. Therefore, it is very hard to value a growth business. Ironically, this is the same situation that we found ourselves in back in 1999, under dramatically different business conditions. Then we were unable to determine appropriate valuations for most companies within the large cap growth stock universe because of the extraordinarily strong business prospects. It seemed that either future earnings growth was faster and of longer duration- -or the discount rate used to determine the present value of the future earnings was low enough--that what resulted was unprecedented and unpredictable valuation "territory."

In sharp contrast, in the latter part of 2000 and thus far in 2001, companies saw their businesses deteriorate and their near-term business forecasts diminish materially. As a result, there was a consensus that the unprecedented strong growth prospects anticipated not very long ago was almost certainly unrealistically optimistic. Moreover, the appropriate rate at which one must discount this now smaller and more slowly growing stream of future earnings appears to be much higher. Although interest rates have been declining as the Federal Reserve Board has been seeking to avert a serious economic slowdown, we contend that the appropriate discount rate actually has risen. The rate used to discount a company's earnings is partly a reflection of overall interest rates that help us determine a company's cost of capital. The cost of equity capital has, in our view, gone up appreciably because investors are no longer confident about future growth. (The cost of debt, the other form of capital, is easily measured.)

While the deflation in the valuations of many well-known growth stocks is logical in hindsight, we and many other growth investors did not perceive the magnitude of the business slowdown.

Investment Activities
Given the uncertainties of the current environment, we believe it best to not seek to change our investment strategy. Looking ahead, the central question we face is: are those companies that almost everyone (ourselves included) perceived to be rapidly growing ready to resume their growth, or are they going to be in a "no growth" mode for any significant period of time?

Forecasting future growth prospects is an especially difficult exercise. Warren Buffett, almost certainly the most outstanding investor of our time, has significant positions in The Coca-Cola Compay and The Gillette Company, two companies whose prospects seem to have been severely diminished recently. Companies such as Coca-Cola and Gillette operate in reasonably stable business environments, yet are turning in substandard business performances. Therefore, if the growth prospects of Coca-Cola and Gillette were misappraised, imagine how hard it is to judge which companies in embryonic businesses such as optical networking, electronic manufacturing or cellular telephony will continue to grow long into the future. In fact, judging which companies will grow fast and at what rates for how long may be too hard to consistently do successfully. Compounding this task with the requirement to assess what one ought to pay for these companies might make the entire task rife with potential for errors in understanding, estimation and valuation.

This challenge is illustrated by our investment in Corning Incorporated. Obviously, the "right" thing to do would have been to sell our investment at a much higher price than the current one. Notwithstanding the apparent deterioration in Corning's business (which has led to significant layoffs) and the corresponding sharp decline in its stock price, we still believe that Corning is a very credible participant in a business sector that will have strong and sustained growth. Therefore, we maintain our investment in the company.

While we made the mistake of not selling our investment in Corning at a higher price, the question facing us now is whether to increase our position at the current much-lower share price. However, at this time, it is too difficult for us to assess the appropriate price at which to buy Corning shares. Until we can do so, we do not think it wise to increase our investment. Although we believe that Corning (and other similar industry leaders represented in the portfolio) should provide very good returns if its growth rate is merely reasonable (much less than the stupendous rates that were generally expected just a few months ago), our previous misassessment of Corning's value makes us cautious about increasing our investment in the face of progressively deteriorating industry and company fundamentals. The sharp and sudden business slowdown that just occurred was unforeseen by us, as well as by many other investors, and we need to see some evidence of more stable conditions before committing more assets to former high-growth businesses.

In Conclusion
We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you again in our annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



June 12, 2001



Merrill Lynch Growth Fund
April 30, 2001


PROXY RESULTS
During the six-month period ended April 30, 2001, Merrill Lynch
Growth Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
1. To elect the Fund's Board of Trustees:           Terry K. Glenn                   86,628,672             708,854
                                                    James H. Bodurtha                86,629,437             708,089
                                                    Herbert I. London                86,630,052             707,474
                                                    Joseph L. May                    86,590,966             746,560
                                                    Andre F. Perold                  86,617,845             719,681
                                                    Roberta Cooper Ramo              86,620,351             717,175

                                                                           Shares Voted       Shares Voted        Shares Voted
                                                                               For               Against            Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         86,467,650           305,996            563,880

3. To approve to convert the Fund to a "master/feeder" structure.            84,741,423         1,413,768          1,182,335


Merrill Lynch Growth Fund
April 30, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 3/31/01                    -40.13%        -43.27%
Five Years Ended 3/31/01                  - 1.09         - 2.15
Ten Years Ended 3/31/01                   + 6.53         + 5.96

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 3/31/01                    -40.76%        -42.88%
Five Years Ended 3/31/01                  - 2.10         - 2.10
Ten Years Ended 3/31/01                   + 5.44         + 5.44

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 3/31/01                    -40.76%        -41.29%
Five Years Ended 3/31/01                  - 2.12         - 2.12
Inception (10/21/94)
through 3/31/01                           + 2.97         + 2.97

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 3/31/01                    -40.29%        -43.43%
Five Years Ended 3/31/01                  - 1.34         - 2.40
Inception (10/21/94)
through 3/31/01                           + 3.79         + 2.92

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Growth Fund
April 30, 2001


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                    Ten-Year/
                                                   6-Month         12-Month      Since Inception
As of April 30, 2001                             Total Return    Total Return      Total Return
ML Growth Fund Class A Shares*                      -23.79%         -28.61%           +114.64%
ML Growth Fund Class B Shares*                      -24.20          -29.34            + 93.80
ML Growth Fund Class C Shares*                      -24.20          -29.32            + 34.88
ML Growth Fund Class D Shares*                      -23.93          -28.79            + 41.94
Standard & Poor's/Barra Growth Index**              -23.08          -29.16        +291.44/+193.70
Standard & Poor's 500 Index***                      -12.07          -12.97        +315.57/+201.40

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are ten years for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.
**This unmanaged broad-based Index is a subset of the S&P 500 Index, containing those companies with higher price-to-book ratios. Ten year/since inception total returns are for ten years and from 10/31/94, respectively.
***An unmanaged broad-based index comprised of common stocks. Ten-year/since inception total returns are for ten years and from 10/21/94, respectively.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Trustee of Merrill Lynch Growth Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.



Merrill Lynch Growth Fund
April 30, 2001


SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Industries                       Held         Long-Term Investments                                      Value      Net Assets

Consumer Discretionary
Media                          1,486,900   ++AOL Time Warner Inc.                                      $  75,088,450    4.3%

Multiline Retail               1,221,900     Wal-Mart Stores, Inc.                                        63,221,106    3.6

Specialty Retail                 576,500     Lowe's Companies, Inc.                                       36,319,500    2.1

                                             Total Consumer Discretionary (Cost--$151,983,931)           174,629,056   10.0


Consumer Staples

Beverages                        679,000     The Coca-Cola Company                                        31,363,010    1.8
                                 700,000     PepsiCo, Inc.                                                30,667,000    1.8

                                             Total Consumer Staples (Cost--$74,552,345)                   62,030,010    3.6


Energy

Oil & Gas                      3,848,434   ++TransMontaigne Inc. (a)                                      17,240,984    1.0

                                             Total Energy (Cost--$27,022,169)                             17,240,984    1.0


Financials

Diversified Financials         1,891,736     Citigroup Inc.                                               92,978,824    5.3

Insurance                        693,000     American International Group, Inc.                           56,687,400    3.3

                                             Total Financials (Cost--$136,588,294)                       149,666,224    8.6


Health Care

Biotechnology                    460,000   ++Amgen Inc.                                                   28,119,800    1.6

Health Care                    1,033,300     Medtronic, Inc.                                              46,085,180    2.6
Equipment &
Supplies

Pharmaceuticals                  435,000     Abbott Laboratories                                          20,175,300    1.2
                                 817,950     American Home Products Corporation                           47,236,612    2.7
                                 554,000     Eli Lilly and Company                                        47,090,000    2.7
                                 795,300     Merck & Co., Inc.                                            60,418,941    3.5
                                 923,380     Pfizer Inc.                                                  39,982,354    2.3
                               1,086,210     Pharmacia Corporation                                        56,765,335    3.3
                                 500,000     Schering-Plough Corporation                                  19,270,000    1.1

                                             Total Health Care (Cost--$353,361,085)                      365,143,522   21.0


Industrials

Electrical Equipment             974,100   ++Active Power, Inc.                                           21,673,725    1.3
                                 600,000   ++Beacon Power Corporation                                      2,400,000    0.1
                                 100,000   ++Capstone Turbine Corporation                                  2,929,000    0.2
                                 742,300   ++Proton Energy Systems, Inc.                                   5,314,868    0.3

Industrial                     2,740,100     General Electric Company                                    132,977,053    7.6
Conglomerates
                                             Total Industrials (Cost--$146,596,996)                      165,294,646    9.5


Merrill Lynch Growth Fund
April 30, 2001

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                              Percent of
Industries                       Held         Long-Term Investments                                      Value      Net Assets

Information Technology
Communications                 1,915,308   ++Cisco Systems, Inc.                                       $  32,521,930    1.9%
Equipment                      1,527,450     Corning Incorporated                                         33,558,077    1.9
                                 650,000   ++Finisar Corporation                                           9,717,500    0.6
                                 159,700   ++Metawave Communications Corporation                             590,890    0.0
                               1,026,500     Motorola, Inc.                                               15,962,075    0.9

Computers &                      834,900   ++EMC Corporation                                              33,062,040    1.9
Peripherals                      387,200     International Business Machines Corporation                  44,582,208    2.6

Electronic                       251,000   ++FuelCell Energy, Inc.                                        17,273,820    1.0
Equipment &                    1,310,000   ++Sanmina Corporation                                          38,186,500    2.2
Instruments                    1,988,889   ++Solectron Corporation                                        50,617,225    2.9

Internet                         450,000   ++Quest Software, Inc.                                         16,551,000    1.0
Software &
Services

Semiconductor                  1,962,060     Intel Corporation                                            60,647,275    3.5
Equipment &                    1,150,000   ++Lattice Semiconductor Corporation                            28,290,000    1.6
Products                         519,000   ++Xilinx, Inc.                                                 24,631,740    1.4

Software                       1,480,000   ++Microsoft Corporation                                       100,255,200    5.7
                                 270,000   ++VERITAS Software Corporation                                 16,097,400    0.9

                                             Total Information Technology (Cost--$702,849,034)           522,544,880   30.0


Telecommunications Services

Diversified                    4,705,600   ++McLeodUSA Incorporated (Class A)                             41,644,560    2.4
Telecommunication
Services

Wireless                      12,056,786     Vodafone Group PLC                                           36,614,928    2.1
Telecommunication
Services

                                             Total Telecommunications Services (Cost--$86,452,354)        78,259,488    4.5


Utilities

Electric Utilities               112,800   ++Aquila, Inc.                                                  3,418,968    0.2

Multi-Utilities                  625,000   ++Calpine Corporation                                          35,618,750    2.0
                               1,208,000     Enron Corp.                                                  75,765,760    4.4
                                 600,300   ++NRG Energy, Inc.                                             21,460,725    1.2

                                             Total Utilities (Cost--$91,667,779)                         136,264,203    7.8

                                             Total Long-Term Investments
                                             (Cost--$1,771,073,987)                                    1,671,073,013   96.0


Merrill Lynch Growth Fund
April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                                                Percent of
                               Amount                   Short-Term Investments                           Value      Net Assets
Commercial                  $ 81,763,000     The CIT Group Holdings, Inc., 4.65% due 5/01/2001         $  81,763,000    4.7%
Paper*

                                             Total Short-Term Investments (Cost--$81,763,000)             81,763,000    4.7

                                             Total Investments (Cost--$1,852,836,987)                  1,752,836,013  100.7


                        Nominal Value
                      Covered by Options                       Issue

Call Options                     270,000     VERITAS Software Corporation, expiring November 2001
Written                                      at US$ 79.89                                                (2,527,200)   (0.1)

                                             Total Call Options Written
                                             (Premiums Received--$2,430,000)                             (2,527,200)   (0.1)

                                             Total Investments, Net of Options Written
                                             (Cost--$1,850,406,987)                                    1,750,308,813  100.6

                                             Liabilities in Excess of Other Assets                       (9,868,642)   (0.6)
                                                                                                      --------------  ------
                                             Net Assets                                               $1,740,440,171  100.0%
                                                                                                      ==============  ======


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.
(a)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a) (3) of the Investment
Company Act of 1940) are as follows:

  Net Share         Net          Dividend
Industry         Affiliate       Activity     Cost       Income
Oil & Gas     Trans-Montaigne
                Inc.                --         --          ++

++Non-income producing security.

See Notes to Financial Statements.


PORTFOLIO INFORMATION

As of April 30, 2001
                                           Percent of
Ten Largest Equity Holdings                Net Assets

General Electric Company                       7.6%
Microsoft Corporation                          5.7
Citigroup Inc.                                 5.3
Enron Corp.                                    4.4
AOL Time Warner Inc.                           4.3
Wal-Mart Stores, Inc.                          3.6
Intel Corporation                              3.5
Merck & Co., Inc.                              3.5
Pharmacia Corporation                          3.3
American International Group, Inc.             3.3


                                           Percent of
Geographic Allocation                      Net Assets

United States                                 93.9%
United Kingdom                                 2.1



Merrill Lynch Growth Fund
April 30, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 2001
Assets:             Investments, at value (identified cost--$1,852,836,987)                               $1,752,836,013
                    Cash                                                                                         249,191
                    Foreign cash                                                                                 572,111
                    Receivables:
                      Beneficial interest sold                                          $     3,471,863
                      Dividends                                                                 332,977
                      Securities sold                                                           258,586        4,063,426
                                                                                        ---------------
                    Prepaid registration fees and other assets                                                   130,854
                                                                                                         ---------------
                    Total assets                                                                           1,757,851,595
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$2,430,000)                                  2,527,200
                    Payables:
                      Beneficial interest redeemed                                            9,256,552
                      Securities purchased                                                    2,707,200
                      Investment adviser                                                        882,042
                      Distributor                                                               709,084       13,554,878
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,329,346
                                                                                                         ---------------
                    Total liabilities                                                                         17,411,424
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 1,740,440,171
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:         of shares authorized                                                                 $     2,516,196
                    Class B Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                       4,241,684
                    Class C Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         377,608
                    Class D Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                       2,761,548
                    Paid-in capital in excess of par                                                       1,848,952,142
                    Accumulated investment loss--net                                                         (7,361,550)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (10,933,871)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                      (100,113,586)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,740,440,171
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $467,010,665 and 25,161,959 shares
                              of beneficial interest outstanding                                         $         18.56
                                                                                                         ===============
                    Class B--Based on net assets of $703,369,472 and 42,416,837 shares
                              of beneficial interest outstanding                                         $         16.58
                                                                                                         ===============
                    Class C--Based on net assets of $62,104,571 and 3,776,076 shares
                              of beneficial interest outstanding                                         $         16.45
                                                                                                         ===============
                    Class D--Based on net assets of $507,955,463 and 27,615,480 shares
                              of beneficial interest outstanding                                         $         18.39
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended April 30, 2001
Investment          Dividends (net of $13,131 foreign withholding tax)                                   $     4,313,918
Income:             Interest and discount earned                                                               3,074,997
                    Other                                                                                         55,529
                                                                                                         ---------------
                    Total income                                                                               7,444,444
                                                                                                         ---------------

Expenses:           Investment advisory fees                                             $    6,462,168
                    Account maintenance and distribution fees--Class B                        4,037,418
                    Transfer agent fees--Class B                                              1,224,192
                    Transfer agent fees--Class D                                                778,136
                    Transfer agent fees--Class A                                                731,915
                    Account maintenance fees--Class D                                           713,859
                    Account maintenance and distribution fees--Class C                          358,025
                    Accounting services                                                         201,197
                    Transfer agent fees--Class C                                                117,019
                    Printing and shareholder reports                                            114,097
                    Professional fees                                                            65,379
                    Custodian fees                                                               47,397
                    Trustees' fees and expenses                                                  45,628
                    Registration fees                                                            42,179
                    Pricing fees                                                                 19,134
                    Other                                                                        35,452
                                                                                        ---------------
                    Total expenses before reimbursement                                      14,993,195
                    Reimbursement of expenses                                                 (187,201)
                                                                                        ---------------
                    Total expenses after reimbursement                                                        14,805,994
                                                                                                         ---------------
                    Investment loss--net                                                                     (7,361,550)
                                                                                                         ---------------

Realized &          Realized gain (loss) on:
Unrealized Gain       Investments--net                                                     (10,936,153)
(Loss) on             Foreign currency transactions--net                                          2,314     (10,933,839)
Investments &                                                                           ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    (583,623,530)
                      Foreign currency transactions--net                                        (2,027)    (583,625,557)
                                                                                        ---------------  ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $ (601,920,946)
                                                                                                         ---------------

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                        For the Six          For the
                                                                                        Months Ended        Year Ended
                                                                                         April 30,         October 31,
                    Increase (Decrease) in Net Assets:                                      2001               2000
Operations:         Investment loss--net                                                $   (7,361,550)  $  (27,786,068)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      (10,933,839)      458,622,308
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                (583,625,557)     (34,585,394)
                                                                                        ---------------  ---------------
                    Net increase (decrease) in net assets resulting from operations       (601,920,946)      396,250,846
                                                                                        ---------------  ---------------


Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                              (44,427,658)               --
                      Class B                                                              (74,405,662)               --
                      Class C                                                               (6,658,377)               --
                      Class D                                                              (47,581,986)               --
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                          (173,073,683)               --
                                                                                        ---------------  ---------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (65,311,360)    (688,286,498)
Transactions:                                                                           ---------------  ---------------

Net Assets:         Total decrease in net assets                                          (840,305,989)    (292,035,652)
                    Beginning of period                                                   2,580,746,160    2,872,781,812
                                                                                        ---------------  ---------------
                    End of period*                                                      $ 1,740,440,171  $ 2,580,746,160
                                                                                        ---------------  ---------------
                    *Accumulated investment loss--net                                   $    (7,361,550) $            --
                                                                                        ===============  ===============


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended
                                                                 April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2001        2000         1999        1998        1997
Per Share           Net asset value, beginning of period        $    26.25  $    23.18   $    22.71  $    33.13  $    26.87
Operating                                                       ----------  ----------   ----------  ----------  ----------
Performance:        Investment income (loss)--net++                  (.02)       (.11)        (.01)         .46         .53
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               (5.96)        3.18          .69      (8.47)        7.98
                                                                ----------  ----------   ----------  ----------  ----------
                    Total from investment operations                (5.98)        3.07          .68      (8.01)        8.51
                                                                ----------  ----------   ----------  ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                            --          --           --       (.48)       (.44)
                      In excess of investment income--net               --          --        (.21)          --          --
                      Realized gain on investments--net             (1.71)          --           --      (1.70)      (1.81)
                      In excess of realized gain on
                      investments--net                                  --          --           --       (.23)          --
                                                                ----------  ----------   ----------  ----------  ----------
                    Total dividends and distributions               (1.71)          --        (.21)      (2.41)      (2.25)
                                                                ----------  ----------   ----------  ----------  ----------
                    Net asset value, end of period              $    18.56  $    26.25   $    23.18  $    22.71  $    33.13
                                                                ==========  ==========   ==========  ==========  ==========

Total Investment    Based on net asset value per share         (23.79%)+++      13.24%        3.09%    (25.83%)      34.03%
Return:**                                                       ==========  ==========   ==========  ==========  ==========

Ratios to           Expenses, net of reimbursement                   .96%*        .88%         .96%        .81%        .77%
Average                                                         ==========  ==========   ==========  ==========  ==========
Net Assets:         Expenses                                         .98%*        .91%         .99%        .85%        .81%
                                                                ==========  ==========   ==========  ==========  ==========
                    Investment income (loss)--net                  (.21%)*      (.38%)       (.03%)       1.72%       1.84%
                                                                ==========  ==========   ==========  ==========  ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $  467,011  $  701,997   $  774,287  $1,111,166  $1,769,296
                                                                ==========  ==========   ==========  ==========  ==========
                    Portfolio turnover                              17.35%      66.49%      101.71%      24.41%      24.75%
                                                                ==========  ==========   ==========  ==========  ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class B
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended
                                                                 April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2001        2000        1999         1998         1997
Per Share           Net asset value, beginning of period        $    23.77  $    21.21   $    20.88  $    30.63  $    25.03
Operating                                                       ----------  ----------   ----------  ----------  ----------
Performance:        Investment income (loss)--net++                  (.11)       (.35)        (.19)         .17         .22
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               (5.37)        2.91          .61      (7.80)        7.39
                                                                ----------  ----------   ----------  ----------  ----------
                    Total from investment operations                (5.48)        2.56          .42      (7.63)        7.61
                                                                ----------  ----------   ----------  ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                            --          --           --       (.19)       (.20)
                      In excess of investment income--net               --          --        (.09)          --          --
                      Realized gain on investments--net             (1.71)          --           --      (1.70)      (1.81)
                      In excess of realized gain on
                      investments--net                                  --          --           --       (.23)          --
                                                                ----------  ----------   ----------  ----------  ----------
                    Total dividends and distributions               (1.71)          --        (.09)      (2.12)      (2.01)
                                                                ----------  ----------   ----------  ----------  ----------
                    Net asset value, end of period              $    16.58  $    23.77   $    21.21  $    20.88  $    30.63
                                                                ==========  ==========   ==========  ==========  ==========

Total Investment    Based on net asset value per share         (24.20%)+++      12.07%        2.06%    (26.57%)      32.62%
Return:**                                                       ==========  ==========   ==========  ==========  ==========

Ratios to           Expenses, net of reimbursement                  1.99%*       1.90%        1.99%       1.83%       1.79%
Average                                                         ==========  ==========   ==========  ==========  ==========
Net Assets:         Expenses                                        2.01%*       1.93%        2.02%       1.87%       1.83%
                                                                ==========  ==========   ==========  ==========  ==========
                    Investment income (loss)--net                 (1.24%)*     (1.40%)       (.98%)        .70%        .82%
                                                                ==========  ==========   ==========  ==========  ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $  703,369  $1,052,705   $1,247,547  $2,544,979  $4,687,523
                                                                ==========  ==========   ==========  ==========  ==========
                    Portfolio turnover                              17.35%      66.49%      101.71%      24.41%      24.75%
                                                                ==========  ==========   ==========  ==========  ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Growth Fund
April 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class C
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended
                                                                 April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2001        2000         1999        1998         1997
Per Share           Net asset value, beginning of period        $    23.60  $    21.05   $    20.72  $    30.43  $    24.89
Operating                                                       ----------  ----------   ----------  ----------  ----------
Performance:        Investment income(loss)--net++                   (.12)       (.36)        (.18)         .17         .22
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               (5.32)        2.91          .59      (7.75)        7.34
                                                                ----------  ----------   ----------  ----------  ----------
                    Total from investment operations                (5.44)        2.55          .41      (7.58)        7.56
                                                                ----------  ----------   ----------  ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                            --          --           --       (.20)       (.21)
                      In excess of investment income--net               --          --        (.08)          --          --
                      Realized gain on investments--net             (1.71)          --           --      (1.70)      (1.81)
                      In excess of realized gain on
                      investments--net                                  --          --           --       (.23)          --
                                                                ----------  ----------   ----------  ----------  ----------
                    Total dividends and distributions               (1.71)          --        (.08)      (2.13)      (2.02)
                                                                ----------  ----------   ----------  ----------  ----------
                    Net asset value, end of period              $    16.45  $    23.60   $    21.05  $    20.72  $    30.43
                                                                ==========  ==========   ==========  ==========  ==========

Total Investment    Based on net asset value per share         (24.20%)+++      12.11%        2.04%    (26.60%)      32.63%
Return:**                                                       ==========  ==========   ==========  ==========  ==========

Ratios to Average   Expenses, net of reimbursement                  2.01%*       1.92%        2.02%       1.84%       1.80%
Net Assets:                                                     ==========  ==========   ==========  ==========  ==========
                    Expenses                                        2.03%*       1.95%        2.05%       1.88%       1.84%
                                                                ==========  ==========   ==========  ==========  ==========
                    Investment income (loss)--net                 (1.27%)*     (1.42%)       (.96%)        .68%        .81%
                                                                ==========  ==========   ==========  ==========  ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $   62,105  $   93,549   $  106,797  $  239,445  $  427,377
                                                                ==========  ==========   ==========  ==========  ==========
                    Portfolio turnover                              17.35%      66.49%      101.71%      24.41%      24.75%
                                                                ==========  ==========   ==========  ==========  ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.

Merrill Lynch Growth Fund
April 30, 2001

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                           Class D
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended
                                                                 April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2001        2000         1999        1998         1997
Per Share           Net asset value, beginning of period        $    26.07  $    23.07   $    22.63  $    33.01  $    26.79
Operating                                                       ----------  ----------   ----------  ----------  ----------
Performance:        Investment income(loss)--net++                   (.05)       (.17)        (.06)         .39         .46
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               (5.92)        3.17          .68      (8.43)        7.95
                                                                ----------  ----------   ----------  ----------  ----------
                    Total from investment operations                (5.97)        3.00          .62      (8.04)        8.41
                                                                ----------  ----------   ----------  ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                            --          --           --       (.41)       (.38)
                      In excess of investment income--net               --          --        (.18)          --          --
                      Realized gain on investments--net             (1.71)          --           --      (1.70)      (1.81)
                      In excess of realized gain on
                      investments--net                                  --          --           --       (.23)          --
                                                                ----------  ----------   ----------  ----------  ----------
                    Total dividends and distributions               (1.71)          --        (.18)      (2.34)      (2.19)
                                                                ----------  ----------   ----------  ----------  ----------
                    Net asset value, end of period              $    18.39  $    26.07   $    23.07  $    22.63  $    33.01
                                                                ==========  ==========   ==========  ==========  ==========

Total Investment    Based on net asset value per share         (23.93%)+++      13.00%        2.82%    (26.00%)      33.67%
Return:**                                                       ==========  ==========   ==========  ==========  ==========

Ratios to Average   Expenses, net of reimbursement                  1.21%*       1.13%        1.21%       1.06%       1.02%
Net Assets:                                                     ==========  ==========   ==========  ==========  ==========
                    Expenses                                        1.23%*       1.16%        1.24%       1.10%       1.06%
                                                                ==========  ==========   ==========  ==========  ==========
                    Investment income (loss)--net                  (.46%)*      (.63%)       (.26%)       1.47%       1.59%
                                                                ==========  ==========   ==========  ==========  ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $  507,955  $  732,495   $  744,151  $1,082,627  $1,642,665
                                                                ==========  ==========   ==========  ==========  ==========
                    Portfolio turnover                              17.35%      66.49%      101.71%      24.41%      24.75%
                                                                ==========  ==========   ==========  ==========  ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income-net are due primarily to differing tax treatments for post-October losses.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of
 .65%. As a result of a voluntary waiver of expenses, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .65% of the average daily net assets on the first $1 billion; .625% of the average net assets on the next $500 million; and .60% of the average net assets over $1.5 billion but not exceeding $10 billion and .575% of average net assets in excess of $10 billion. For the six months ended April 30, 2001, MLIM earned fees of $6,462,168, of which $187,201 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account        Distribution
                                 Maintenance Fee        Fee

Class B                                .25%            .75%
Class C                                .25%            .75%
Class D                                .25%             --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2001, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        FAMD         MLPF&S

Class A                                $  262        $ 3,903
Class D                                $2,036        $30,134


For the six months ended April 30, 2001, MLPF&S received contingent deferred sales charges of $273,742 and $3,624 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $38 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $209,589 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed MLIM an aggregate of $71,419 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML&Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $335,716,095 and $611,565,231, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized losses as of April 30, 2001 were as follows:


                                  Realized
                                   Gains        Unrealized
                                  (Losses)        Losses

Long-term investments           $ (10,936,153)  $(100,000,974)
Options written                            --         (97,200)
Foreign currency
transactions                            2,314         (15,412)
                                -------------   -------------
Total                           $ (10,933,839)  $(100,113,586)
                                =============   =============


Transactions in options written for the six months ended April 30, 2001 were as follows:

                                Nominal Value
                                  Covered by       Premiums
Call Options Written           Written Options     Received

Outstanding call options
written, beginning of
period                                     --              --
Options written                       270,000   $   2,430,000
                                -------------   -------------
Outstanding call options
written, end of period                270,000   $   2,430,000
                                =============   =============


As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $100,098,174, of which $186,932,621 related to appreciated securities and $287,030,795 related to depreciated securities. At April 30, 2001, the aggregate cost of investments, net of options written for Federal income tax purposes was $1,850,406,987.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $65,311,360 and $688,286,498 for the six months ended April 30, 2001 and for the year ended October 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                          Dollar
Months Ended April 30, 2001           Shares        Amount

Shares sold                         3,123,037   $  63,056,158
Shares issued to share-
holders  in reinvestment
of distributions                    1,962,750      43,062,741
                                -------------   -------------
Total issued                        5,085,787     106,118,899
Shares redeemed                   (6,661,684)   (133,894,358)
                                -------------   -------------
Net decrease                      (1,575,897)  $ (27,775,459)
                                =============   =============


Class A Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         8,303,223   $ 231,732,963
Shares redeemed                   (14,966,652)   (416,864,322)
                                -------------   -------------
Net decrease                       (6,663,429)  $(185,131,359)
                                =============   =============


Class B Shares for the Six                          Dollar
Months Ended April 30, 2001           Shares        Amount

Shares sold                         3,741,726   $  67,578,839
Shares issued to share-
holders  in reinvestment
of distributions                    3,367,457      66,271,556
                                -------------   -------------
Total issued                        7,109,183     133,850,395
Automatic conversion of
shares                               (892,929)    (15,860,965)
Shares redeemed                    (8,082,012)   (146,185,267)
                                -------------   -------------
Net decrease                       (1,865,758)  $ (28,195,837)
                                =============   =============


Class B Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         8,093,155   $ 204,494,655
Automatic conversion of
shares                             (3,754,743)    (94,085,703)
Shares redeemed                   (18,883,341)   (473,345,029)
                                -------------   -------------
Net decrease                      (14,544,929)  $(362,936,077)
                                =============   =============


Class C Shares for the Six                          Dollar
Months Ended April 30, 2001           Shares        Amount

Shares sold                           180,148   $   3,327,292
Shares issued to share-
holders in reinvestment of
distributions                         291,633       5,692,671
                                -------------   -------------
Total issued                          471,781       9,019,963
Shares redeemed                      (660,203)    (11,934,722)
                                -------------   -------------
Net decrease                         (188,422)  $  (2,914,759)
                                =============   =============


Class C Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                           386,278   $   9,655,945
Shares redeemed                    (1,494,230)    (37,162,786)
                                -------------   -------------
Net decrease                       (1,107,952)  $ (27,506,841)
                                =============   =============


Class D Shares for the Six                          Dollar
Months Ended April 30, 2001           Shares        Amount

Shares sold                         1,557,349   $  31,291,977
Shares issued to share-
holders in reinvestment of
distributions                       1,930,881      42,015,965
Automatic conversion of
shares                                807,278      15,860,965
                                -------------   -------------
Total issued                        4,295,508      89,168,907
Shares redeemed                    (4,780,366)    (95,594,212)
                                -------------   -------------
Net decrease                         (484,858)  $  (6,425,305)
                                =============   =============


Class D Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         3,660,286   $ 101,508,624
Automatic conversion of
shares                              3,439,133      94,085,703
                                -------------   -------------
Total issued                        7,099,419     195,594,327
Shares redeemed                   (11,249,787)   (308,306,548)
                                -------------   -------------
Net decrease                       (4,150,368)  $(112,712,221)
                                =============   =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended April 30, 2001.

6. Loaned Securities:
At April 30, 2001, the Fund held collateral having an aggregate value of approximately $21,774,000 for portfolio securities loaned having a market value of approximately $20,134,000.